NUMBER

FF

FUWEI FILMS
富维薄膜

SHARES

ORDINARY SHARES

INCORPORATED UNDER THE LAWS OF THE CAYMAN ISLANDS

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP G3704F 10 2

THIS CERTIFIES THAT:

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES OF $0.129752 (US$) PAR VALUE EACH OF

FUWEI FILMS (HOLDINGS) CO., LTD

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the Cayman Islands, and to the Memorandum and Articles of Association of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

FEWEI FILMS (HOLDINGS) CO., LTD CORPORATE SEAL 2004 CAYMAN ISLANDS

SECRETARY

CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
NEW YORK, NY
TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ....Custodian..................
(Cust) (Minor)
under Uniform Gifts to Minors
Act..................
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ *Shares*

of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ *Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed

By ____

The Signature(s) must be guaranteed by and eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved Signature Guarantee Medallion Program), pursuant to SEC Rule 17Ad-15.

COLUMBIA FINANCIAL PRINTING CORP. - www.stockinformation.com